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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 SCHEDULE 13E-3

                        Rule 13e-3 Transaction Statement
        (Pursuant to Section 13(e) of the Securities Exchange Act of 1934

                                 Amendment No. 3

                         American Financial Corporation

     ----------------------------------------------------------------------
                                (Name of Issuer)

                         American Financial Group, Inc.
                         American Financial Corporation

     ----------------------------------------------------------------------
                       (Name of Persons Filing Statement)

                   Series F Cumulative Voting Preferred Stock
                   Series G Cumulative Voting Preferred Stock

     ----------------------------------------------------------------------
                         (Title of Class of Securities)

                              Series F - 026087809
                              Series G - 026087874

     ----------------------------------------------------------------------
                      (CUSIP Number of Class of Securities)

                             James C. Kennedy, Esq.
                         American Financial Corporation
                             One East Fourth Street
                             Cincinnati, Ohio 45202
                                 (513) 579-2538

     ----------------------------------------------------------------------
                  (Name, Address and Telephone Number of Person
                Authorized to Receive Notices and Communications
                     on Behalf of Persons Filing Statement)

This Statement is filed in connection with (check the appropriate box):

a. [X] The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the Securities Exchange Act of 1934.

b. [ ] The filing of a registration statement under the Securities Act of 1933.

c.   [ ] A tender offer.

d.   [ ] None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: [X]




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                            CALCULATION OF FILING FEE


Transaction Valuation:  $306,241,059           Amount of Filing Fee:  $61,248
                                                             (previously paid)


[x] Check Box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


AMOUNT PREVIOUSLY PAID:                   $61,248
FILING PARTY:                             American Financial Corporation
FORM OR REGISTRATION NO.:                 Preliminary Proxy Statement
DATE FILED:                               July 16, 1997 and October 10, 1997


This Amended Rule 13e-3 Transaction Statement is being filed by American Financial Group, Inc. and its subsidiary, American Financial Corporation, both Ohio corporations, in connection with a proposal to cause a merger of American Financial Corporation whereby all of its Series F and G Preferred Stock would be converted into the right to receive cash or shares of its new Series J Preferred Stock.


         The following Cross Reference Sheet, prepared in accordance with General Instruction F to Schedule 13E-3, shows the location in the Preliminary Proxy Statement filed by American Financial Corporation on the date hereof of the information required to be included in this Schedule 13E-3. The information set forth in the Preliminary Proxy Statement, including all exhibits thereto, is expressly incorporated by reference as set forth in the Cross Reference Sheet in response to each item of this Schedule 13E-3 and the responses to each item in this Schedule 13E-3 are qualified in their entirety by the information contained in the Preliminary Proxy Statement.


 ITEM IN SCHEDULE 13E-3     WHERE LOCATED IN PRELIMINARY PROXY STATEMENT


 1(a)                       Cover Page

 1(b) Description of Preferred Stock; Introduction - Proposal No. 1 Adoption of the Merger Agreement; Ownership of Preferred Stock

 1(c)                       The Merger - Market Price and Dividend Data

 1(d)                       The Merger - Market Price and Dividend Data

 1(e)                       *

 1(f)                       Ownership of Preferred Stock

 2(a)                       Management, Principal Shareholders

 2(b)                       Management, Principal Shareholders


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 2(c)                       Management, Principal Shareholders

 2(d)                       Management, Principal Shareholders

 2(e)                       *

 2(f)                       *

 2(g)                       *

 3(a)(1.)                   Certain Transactions

 3(a)(2.)                   *

 3(b)                       *

 4(a)                       The Merger Agreement

 4(b)                       *

 5(a)                       The Merger Agreement

 5(b)                       *

 5(c)                       *

 5(d) The Merger - Comparison of Preferred Shares and Introduction - Proposal No. 1

 5(e)                       *

 5(f)                       Introduction - Proposal No. 1

 5(g)                       *

 6(a)                       The Merger Agreement - Expenses

 6(b)                       The Merger Agreement - Expenses

 6(c)                       *

 6(d)                       *

 7(a)                       Special Factors - The Special Committee

 7(b)                       Special Factors - The Special Committee

 7(c)                       Special Factors - The Special Committee

 7(d) The Merger - Conflicts of Interest, Certain United States Federal Income Tax Consequences


 8(a) The Merger - Actions of the Special Committee and Recommendation of the Board of Directors of AFC and AFG and Special Factors -- The Special Committeee




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 8(b)                       Special Factors - The Special Committee

 8(c)                       Voting at the Meeting; The Merger - Vote Required;
                            Certain Expected Voting

 8(d)                       Special Factors - The Special Committee

 8(e)                       Special Factors - The Special Committee

 8(f)                       *

 9(a)                       Special Factors - The Special Committee

 9(b)                       Special Factors - The Special Committee

 9(c)                       Special Factors - Opinion of the Special Committee's
                            Financial Advisor

 10(a)                      Ownership of Preferred Stock

 10(b)                      *

 11                         The Merger - Vote Required; Certain Expected Voting

 12(a)                      The Merger - Vote Required; Certain Expected Voting


 12(b) The Merger - Recommendation of the Board of Directors and Special Factors -- The Special Committee



 13(a)                      The Merger Agreement - Dissenters' Rights

 13(b)                      *

 13(c)                      *

 14(a)                      Selected Financial Data; Financial Statements

 14(b)                      Pro Forma Financial Information

 15(a)                      Voting at the Meeting - Proxies

 15(b)                      *

 16                         *

 17(a)                      *

 17(b)                      *

 17(c)                      *

 17(d)                      *

 17(e)                      The Merger - Dissenters' Rights; Exhibit C to Proxy
                            Statement

 17(f)                      *


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*The item is located in the Schedule 13E-3 only.


ITEM 1   Issuer and Class of Security Subject to the Transaction

         (a) The relevant information set forth on the Cover Page of the Preliminary Proxy Statement is incorporated herein by reference.

         (b) The relevant information set forth under the captions "Description of Preferred Stock; Introduction - Proposal No. 1 Adoption of the Merger Agreement; Ownership of Preferred Stock" in the Preliminary Proxy Statement is incorporated herein by reference.

         (c) The relevant information set forth under the caption "The Merger - Market Price and Dividend Data" in the Preliminary Proxy Statement is incorporated herein by reference.

         (d) The relevant information set forth under the caption "The Merger - Market Price and Dividend Data" in the Preliminary Proxy Statement is incorporated herein by reference.

         (e) In October 1996, American Financial Group, Inc. sold $100 million (proceeds to the company) of trust preferred securities due 2026, comprised of 4 million shares sold at $25 per share. In December 1995, American Financial Group, Inc. sold 4.6 million shares of common stock at a price of $28.875 per share, providing proceeds to the company of $110.9 million.

         (f) The relevant information set forth under the caption "Ownership of Preferred Stock" in the Preliminary Proxy Statement is incorporated herein by reference.

ITEM 2   Identity and Background

         The persons filing this statement are American Financial Group, which owns all of the Common Stock, which constitutes approximately 76% of the voting power, of American Financial corporation which is also a filer. American Financial Corporation is the issuer of the class of equity securities which is the subject of the Rule 13e-3 transaction.

                  (a) The relevant information set forth under the caption "Management - Principal Shareholders" in the Preliminary Proxy Statement is incorporated herein by reference.

                  (b) The relevant information set forth under the caption "Management - Principal Shareholders" in the Preliminary Proxy Statement is incorporated herein by reference.





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                  (c)      The relevant information set forth under the caption
                           "Management - Principal Shareholders" in the
                           Preliminary Proxy Statement is incorporated herein by reference.


                  (d) The relevant information set forth under the caption "Management - Principal Shareholders" in the Preliminary Proxy Statement is incorporated herein by reference.

                  (e) None of the directors or executive officers have been convicted in a criminal proceeding (other than traffic violations and similar misdemeanors) nor has any of them been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction that resulted in a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws. Each is a U.S. citizen.

                  (f) None of the directors or executive officers have been convicted in a criminal proceeding (other than traffic violations and similar misdemeanors) nor has any of them been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction that resulted in a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws. Each is a U.S. citizen.

                  (g)      U.S.

ITEM 3.           Past Contracts, Transactions or Negotiations

                  (a)(1.) The relevant information set forth under the caption "Certain Transactions" in the Preliminary Proxy Statement is incorporated herein by reference.

                                    Pursuant to an Agreement and Plan of
                                    Acquisition and Reorganization (the
                                    "Agreement") dated as of December 9, 1994, in a series of mergers, American Premier Underwriters, Inc. ("APU") and American Financial Corporation ("AFC") combined their respective businesses by becoming subsidiaries of American Financial Group, Inc. in April 1995. Pursuant to one merger, APU became a subsidiary of AFG with each issued and outstanding share of APU Common Stock being converted into one share of AFG Common Stock and each issued and outstanding share of APU Preferred Stock being converted into one share of preferred stock of AFG. In another merger, AFC became a subsidiary of AFG with each share of AFC Common Stock being converted into the right to receive shares of AFG Common Stock at a rate equal to 1.45 shares of AFG Common Stock for each share of AFC Common Stock; cash was paid in lieu of fractional shares of AFG Common Stock. The merger involving AFC had no effect upon the AFC Preferred Stock which remained issued and outstanding after that merger.



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                                    In the merger completed on April 3, 1995,
                                    AFG issued 71.4 million shares of its Common
                                    Stock in exchange for all of the outstanding common stock of AFC and APU.


                  (a)(2.)  None.

                  (b)      None.

ITEM 4.           Terms of the Transaction.

                  (a) The relevant information set forth under the caption "The Merger Agreement" in the Preliminary Proxy Statement is incorporated herein by reference.

                  (b)      None.

ITEM 5.           Plans or Proposals of the Issuer or Affiliate

                  (a) The relevant information set forth under the caption "The Merger Agreement" in the Preliminary Proxy Statement is incorporated herein by reference.

                  (b)      None.

                  (c)      None.

                  (d) The relevant information set forth under the caption "The Merger - Comparison of Preferred Shares and Introduction - Proposal No. 1" in the Preliminary Proxy Statement is incorporated herein by reference.

                  (e)      None

                  (f) The relevant information set forth under the caption "Introduction - Proposal No. 1" incorporated herein by reference.

                           If the merger proposal is approved, the registration under the Securities Exchange Act of 1934 of the Series F and Series G Preferred Stock would be terminated.

                  (g) The issuer expects to continue to be obligated to file reports pursuant to Section 15(d) of the Securities Exchange Act of 1934.




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ITEM 6.           Source and Amounts of Funds or Other Considerations

                  (a) The relevant information set forth under the caption "The Merger Agreement - Expenses" in the Preliminary Proxy Statement is incorporated herein by reference.

                  (b) The relevant information set forth under the caption "The Merger Agreement - Expenses" in the Preliminary Proxy Statement is incorporated herein by reference.

                  (c) Great American Holding Company, a wholly-owned subsidiary of American Financial Corporation, has a revolving loan agreement with a group of banks headed by The First National Bank of Boston and Bank of America Illinois, N.A. Borrowings bear interest at floating rates based on prime or LIBOR and are collateralized by 50% of the stock of Great American Insurance Company.

                           The facility is guaranteed by American Financial Corporation.

                  (d)      Not applicable.

ITEM 7.           Purposes, Alternatives, Reasons and Effects.

                  (a) The relevant information set forth under the caption "Special Factors - The Special Committee" in the Preliminary Proxy Statement is incorporated herein by reference.

                  (b) The relevant information set forth under the caption "Special Factors - The Special Committee" in the Preliminary Proxy Statement is incorporated herein by reference.

                  (c) The relevant information set forth under the caption "Special Factors - The Special Committee" in the Preliminary Proxy Statement is incorporated herein by reference.

                  (d) The relevant information set forth under the caption "The Merger - Conflicts of Interest, Certain United States Federal Income Tax Consequences" in the Preliminary Proxy Statement is incorporated herein by reference.

ITEM 8.           Fairness of the Transaction

                  (a) The relevant information set forth under the caption "The Merger - Actions of the Special Committee and Recommendation of the Board of Directors of AFC and AFG" and "Special Factors - The Special Committee" in the Preliminary Proxy Statement is incorporated herein by reference




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                  (b)      The relevant information set forth under the caption
                           "Special Factors - The Special Committee" in the Preliminary Proxy Statement is incorporated herein by reference

                  (c) The relevant information set forth under the caption "Voting at the Meeting; The Merger - Vote Required; Certain Expected Voting" in the Preliminary Proxy Statement is incorporated herein by reference

                  (d) The relevant information set forth under the caption "Special Factors - The Special Committee" in the Preliminary Proxy Statement is incorporated herein by reference

                  (e) The relevant information set forth under the caption "Special Factors - The Special Committee" in the Preliminary Proxy Statement is incorporated herein by reference

                  (f)      No other offer received.

ITEM 9.           Reports, Opinions, Appraisals and Certain Negotiations.

                  (a) The relevant information set forth under the caption "Special Factors - The Special Committee" in the Preliminary Proxy Statement is incorporated herein by reference

                  (b) The relevant information set forth under the caption "Special Factors - The Special Committee" in the Preliminary Proxy Statement is incorporated herein by reference

                  (c) The relevant information set forth under the caption "Special Factors - Opinion of the Special Committee's Financial Advisor" in the Preliminary Proxy Statement is incorporated herein by reference

ITEM 10.          Interest in Securities of the Issuer.

                  (a) The relevant information set forth under the caption "Ownership of Preferred Stock" in the Preliminary Proxy Statement is incorporated herein by reference

                  (b) There have been no transactions in the Series F and Series G Preferred Stock during the past 60 days by the filers of this statement or by any pension, profit sharing or similar plan of the issuer or any of its affiliates or any other person enumerated in Instruction C of this Schedule 13E-3 or by any associate or a majority-owned subsidiary of the issuer or affiliate.




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ITEM 11.          Contracts, Arrangements or Understandings with Respect to the
                  Issuer's Securities.

                  The relevant information set forth under the caption "The Merger - Vote Required; Certain Expected Voting" in the Preliminary Proxy Statement is incorporated herein by reference

ITEM 12. Present Intention and Recommendation of Certain Persons with Regard to the Transaction.

                  (a) The relevant information set forth under the caption "The Merger - Vote Required; Certain Expected Voting" in the Preliminary Proxy Statement is incorporated herein by reference

                  (b) The relevant information set forth under the caption "The Merger - Recommendation of the Board of Directors of AFC and AFG" and "Special Factors - The Special Committee" in the Preliminary Proxy Statement is incorporated herein by reference

ITEM 13.          Other Provisions of the Transaction

                  (a) The relevant information set forth under the caption "The Merger Agreement -Dissenters' Rights" in the Preliminary Proxy Statement is incorporated herein by reference

                  (b) No provisions for access to information or counsel or appraisal services have been afforded.

                  (c)      Not Applicable.

ITEM 14.          Financial Information

                  (a) The relevant information set forth under the caption "Selected Financial Data; Financial Statements" in the Preliminary Proxy Statement is incorporated herein by reference

                  (b) The relevant information set forth under the caption "Pro Forma Financial Information" in the Preliminary Proxy Statement is incorporated herein by reference

ITEM 15.          Persons and Assets Employed, Retailed or Utilized

                  (a) The relevant information set forth under the caption "Voting at the Meeting - Proxies" in the Preliminary Proxy Statement is incorporated herein by reference





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                  (b)      None.


ITEM 16           Additional Information

                  None

ITEM 17           Material to be filed as Exhibits.

                  (a) Credit Agreement dated as of December 7, 1993, as amended, among Great American Holding Corporation, The first National Bank of Boston and Bank of America Illinois, N.A. as managing agents.*

                  (b-1) Opinions of Libra Investments, Inc. and Houlihan, Lokey, Howard & Zukin. Incorporated by reference to Exhibits B and D, respectively, to the Preliminary Proxy Statement.

                  (b-2) Presentation to the Special Committee of the Board of Directors of American Financial Corporation by Libra Investments, Inc. dated October 2, 1997.

                  (c) Agreement and Plan of Merger. Incorporated by reference to Exhibit A to the Preliminary Proxy Statement.

                  (d) Preliminary Proxy Statement. Incorporated by reference to the Preliminary Proxy Statement

                  (e) Ohio Revised Code Section 1701.75. Incorporated by reference to Exhibit C to the Preliminary Proxy Statement.

                  (f)      None

-----------------------
*Previously filed.


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                                    SIGNATURE

         The undersigned certifies that the information set forth in this statement is true, complete and correct.


Dated:   October 10, 1997          AMERICAN FINANCIAL GROUP, INC.



                                    BY:  James C. Kennedy
                                       -----------------------------------------
                                             Name:      James C. Kennedy
                                             Title:     Deputy General Counsel
                                                        and Secretary


Dated:   October 10, 1997          AMERICAN FINANCIAL CORPORATION



                                    BY:  James C. Kennedy
                                       -----------------------------------------
                                             Name:      James C. Kennedy
                                             Title:     Deputy General Counsel
                                                        and Secretary